                                                                     EXHIBIT 13

                THE TRAVELERS FUND BD III FOR VARIABLE ANNUITIES

              SCHEDULE FOR COMPUTATION OF TOTAL RETURN CALCULATIONS

The standardized and nonstandardized average annual total returns are computed according to the formula described below. A hypothetical initial investment of $1,000 is applied to the Funding Option, and then related to ending redeemable values as of the most recent fiscal year end, for the calendar year-to-date (nonstandardized only), and over a 1-year, 3-year (nonstandardized only), 5-year, and 10-year period, or since inception if a Funding Option has not been in existence for one of the prescribed periods.

            1/n
T = (ERV/P)     -1 where:

            T           =           average annual total return
            P           =           a hypothetical initial payment of $1,000
            n           =           the applicable year (1, 3, 5, 10) or portion thereof
            ERV         =           ending redeemable value of a hypothetical $1,000 payment made at the beginning of each of the periods

Both the standardized and nonstandardized performance returns reflect the deduction for the management fees and other expenses for a Funding Option, the mortality and expense risk charge(s) and the administrative expense charge.

For Funding Options that were in existence prior to the date they became available under the Separate Account, the standardized average total return quotations may be accompanied by returns showing the investment performance that such Fund Options would have achieved (reduced by applicable charges/fees) had they been held under the Contract for the period quoted. The total return quotations are based on historical earnings and are not necessarily representative of future performance.

Standardized Method

The standardized returns take into consideration all fees and/or charges applicable to the Funding Option or contract, for both the standard death benefit and the enhanced death benefit. Standardized performance figures will only be available after the product offered through the Separate Account has begun operating.

Under the standardized method, the annual contract administrative charge is reflected in the calculation and is assumed to be deducted at the end of August each year. It is expressed as a percentage of assets based on the actual fees collected (or, anticipated, if a new product) divided by the average net assets (or, anticipated average net assets, if a new product) for contracts sold under the prospectus for each year for which performance is shown.

Nonstandardized Method

Nonstandardized returns do not reflect the deduction of the annual administrative charge, which, if reflected, would decrease the level of performance shown.

For a Schedule of the Computation of the Historical Total Return Quotations, see attached.

1.60% M&E


                                                  Fund         Inception     Pricing
Fund Name                                         Code         Date          Track      12/31/98       12/31/97       12/31/96
Smith Barney Money Market Portfolio               KM            6/20/94      pr2        1.16092        1.122949       1.08577
Alliance Growth Portfolio                         KA            6/20/94      pr2        2.84724        2.241862       1.765515
Smith Barney Total Return Portfolio               KR            12/3/93      pr2        1.963306       1.900667       1.652905
Salomon Brothers Total Return Fund                AE            2/17/98      pr2        1.041888         #N/A           #N/A
MFS Research Portfolio                            DR            3/23/98      pr2        1.046224         #N/A           #N/A
MFS Total Return Portfolio                        KT            6/20/94      pr2        1.783939       1.623313       1.361079
Smith Barney High Income Portfolio                KH            6/22/94      pr2        1.423966       1.440572       1.285679
Smith Barney International Equity Portfolio       KI            6/20/94      pr2        1.280226       1.22157        1.208639
Smith Barney Large Cap Value Portfolio            HJ            6/20/94      pr2        2.035914       1.883706       1.511555
Van Kampen Enterprise Portfolio                   KE            6/21/94      pr2        2.550901       2.071572       1.636789
Travelers Managed Income Portfolio                KF            6/28/94      pr2        1.284128       1.241856       1.15003
Strategic Stock Portfolio                         AC             5/1/98      pr2        0.932932         #N/A           #N/A
Smith Barney Large Cap Growth Portfolio           AB             5/1/98      pr2        1.233137         #N/A           #N/A
Smith Barney Appreciation Portfolio               WL           10/16/91      pr2        2.445046       2.085539       1.676337
Smith Barney Diversified Strategic Income Port.   1O           10/16/91      pr2        1.48923        1.42216        1.336358
Salomon Brothers Capital Fund                     C3            2/17/98      pr2        1.163366         #N/A           #N/A
Salomon Brothers Investors Fund                   C2            2/17/98      pr2        1.090489         #N/A           #N/A
Equity Income Portfolio                           1F            8/30/96      pr2        1.600317       1.446616       1.110882
Travelers Disciplined Small Cap Stock Portfolio   AN             5/1/98      pr2        0.879727         #N/A           #N/A
Van Kampen Emerging Growth                        1W             7/3/95      pr2        2.140748       1.581435       1.334098
Large Cap Portfolio                               1G            8/30/96      pr2        1.82662        1.369091       1.126888
MFS Emerging Growth Portfolio                     KB            8/30/96      pr2        1.661744       1.257194       1.054628
Franklin Small Cap Investments Fund Class II      UW             5/1/98      pr2        0.912892         #N/A           #N/A
Templeton International Fund Class II             VG             5/1/92      pr2        2.166274       2.019526       1.804097
Smith Barney Equity Index Portfolio Class II      GF           11/30/91      pr2        3.513347       2.77605        2.113765
American Funds Growth-Income                      II            2/28/85      pr2        6.092162       5.241358       4.241424
Alliance Premier Growth Portfolio                 PF            6/26/92      pr2        3.947723       2.710903         #N/A
VIP II Contrafund - SC                            FC            1/31/95      pr2        2.60165        2.033995       1.665223
Salomon Brothers Small Cap Growth Fund            SS             9/1/99      pr2          #N/A           #N/A           #N/A
Smith Barney Mid Cap Portfolio                    SM             9/2/99      pr2          #N/A           #N/A           #N/A
Smith Barney Aggressive Growth Portfolio          SG             9/3/99      pr2          #N/A           #N/A           #N/A
American Funds Growth                             IG             2/8/84      pr2        8.664295       6.508098       5.09351
American Funds Global Growth                      IL            4/30/97      pr2        1.358502       1.071892         #N/A




Fund Name                                         12/31/95        12/31/94       12/31/93       12/31/88    Inception
Smith Barney Money Market Portfolio               1.051267          #N/A           #N/A           #N/A                 1
Alliance Growth Portfolio                          1.38668          #N/A           #N/A           #N/A                 1
Smith Barney Total Return Portfolio               1.339245          #N/A         1.025965         #N/A                 1
Salomon Brothers Total Return Fund                  #N/A            #N/A           #N/A           #N/A                 1
MFS Research Portfolio                              #N/A            #N/A           #N/A           #N/A                 1
MFS Total Return Portfolio                        1.207982          #N/A           #N/A           #N/A                 1
Smith Barney High Income Portfolio                1.154769          #N/A           #N/A           #N/A                 1
Smith Barney International Equity Portfolio       1.043397          #N/A           #N/A           #N/A                 1
Smith Barney Large Cap Value Portfolio            1.282418          #N/A           #N/A           #N/A                 1
Van Kampen Enterprise Portfolio                   1.353073          #N/A           #N/A           #N/A                 1
Travelers Managed Income Portfolio                1.134426          #N/A           #N/A           #N/A                 1
Strategic Stock Portfolio                           #N/A            #N/A           #N/A           #N/A                 1
Smith Barney Large Cap Growth Portfolio             #N/A            #N/A           #N/A           #N/A                 1
Smith Barney Appreciation Portfolio               1.420505        1.120228       1.150205         #N/A                 1
Smith Barney Diversified Strategic Income Port.   1.220453        1.068504       1.118443         #N/A                 1
Salomon Brothers Capital Fund                       #N/A            #N/A           #N/A           #N/A                 1
Salomon Brothers Investors Fund                     #N/A            #N/A           #N/A           #N/A                 1
Equity Income Portfolio                             #N/A            #N/A           #N/A           #N/A                 1
Travelers Disciplined Small Cap Stock Portfolio     #N/A            #N/A           #N/A           #N/A                 1
Van Kampen Emerging Growth                        1.162065          #N/A           #N/A           #N/A                 1
Large Cap Portfolio                                 #N/A            #N/A           #N/A           #N/A                 1
MFS Emerging Growth Portfolio                       #N/A            #N/A           #N/A           #N/A                 1
Franklin Small Cap Investments Fund Class II        #N/A            #N/A           #N/A           #N/A                 1
Templeton International Fund Class II              1.47728          #N/A         1.347101         #N/A                 1
Smith Barney Equity Index Portfolio Class II       1.73915        1.281961       1.272431         #N/A                 1
American Funds Growth-Income                      3.639034        2.787038       2.782237       166.44%                1
Alliance Premier Growth Portfolio                 1.704232          #N/A         1.251374         #N/A                 1
VIP II Contrafund - SC                             1.39574          #N/A           #N/A           #N/A                 1
Salomon Brothers Small Cap Growth Fund              #N/A            #N/A           #N/A           #N/A                 1
Smith Barney Mid Cap Portfolio                      #N/A            #N/A           #N/A           #N/A                 1
Smith Barney Aggressive Growth Portfolio            #N/A            #N/A           #N/A           #N/A                 1
American Funds Growth                             4.577034        3.498242       3.546549       180.77%                1
American Funds Global Growth                        #N/A            #N/A           #N/A           #N/A                 1

1.40% M&E


                                                      Fund     Inception   Pricing
Fund Name                                             Code     Date        Track        12/31/98       12/31/97       12/31/96
Smith Barney Money Market Portfolio                   KM        6/20/94     pr1         1.171493       1.130913       1.091287
Alliance Growth Portfolio                             KA        6/20/94     pr1         2.87316        2.257755       1.774482
Smith Barney Total Return Portfolio                   KR        12/3/93     pr1         1.983318       1.916204       1.66309
Salomon Brothers Total Return Fund                    AE        2/17/98     pr1         1.043693         #N/A           #N/A
MFS Research Portfolio                                DR        3/23/98     pr1         1.047846         #N/A           #N/A
MFS Total Return Portfolio                            KT        6/20/94     pr1         1.800181       1.634822       1.367993
Smith Barney High Income Portfolio                    KH        6/22/94     pr1         1.436918       1.45077        1.292195
Smith Barney International Equity Portfolio           KI        6/20/94     pr1         1.291888       1.230236       1.21478
Smith Barney Large Cap Value Portfolio                HJ        6/20/94     pr1         2.054448       1.897059       1.519232
Van Kampen Enterprise Portfolio                       KE        6/21/94     pr1         2.57411        2.086246       1.645093
Travelers Managed Income Portfolio                    KF        6/28/94     pr1         1.295766       1.250608       1.155822
Strategic Stock Portfolio                             AC         5/1/98     pr1         0.93418          #N/A           #N/A
Smith Barney Large Cap Growth Portfolio               AB         5/1/98     pr1         1.234784         #N/A           #N/A
Smith Barney Appreciation Portfolio                   WL       10/16/91     pr1         2.480314       2.111398       1.693765
Smith Barney Diversified Strategic Income Port.       1O       10/16/91     pr1         1.510794       1.439871        1.3503
Salomon Brothers Capital Fund                         C3        2/17/98     pr1         1.165376         #N/A           #N/A
Salomon Brothers Investors Fund                       C2        2/17/98     pr1         1.092374         #N/A           #N/A
Equity Income Portfolio                               1F        8/30/96     pr1         1.607783       1.450462       1.111613
Travelers Disciplined Small Cap Stock Portfolio       AN         5/1/98     pr1         0.880905         #N/A           #N/A
Van Kampen Emerging Growth                            1W         7/3/95     pr1         2.155595       1.589249       1.338047
Large Cap Portfolio                                   1G        8/30/96     pr1         1.835136       1.372729       1.127627
MFS Emerging Growth Portfolio                         KB        8/30/96     pr1         1.669517       1.260553       1.055334
Franklin Small Cap Investments Fund Class II          UW         5/1/98     pr1         0.914137         #N/A           #N/A
Templeton International Fund Class II                 VG         5/1/92     pr1         2.195081       2.042332       1.820859
Smith Barney Equity Index Portfolio Class II          GF       11/30/91     pr1         3.562962       2.809634       2.135135
American Funds Growth-Income                          II        2/28/85     pr1         6.261597       5.37646        4.342195
Alliance Premier Growth Portfolio                     PF        6/26/92     pr1         3.999175       2.740754         #N/A
VIP II Contrafund - SC                                FC        1/31/95     pr1         2.621731       2.045664       1.671489
Salomon Brothers Small Cap Growth Fund                SS         9/1/99     pr1           #N/A           #N/A           #N/A
Smith Barney Mid Cap Portfolio                        SM         9/2/99     pr1           #N/A           #N/A           #N/A
Smith Barney Aggressive Growth Portfolio              SG         9/3/99     pr1           #N/A           #N/A           #N/A
American Funds Growth                                 IG         2/8/84     pr1         8.923848       6.689891       5.225516
American Funds Global Growth                          IL        4/30/97     pr1         1.362995       1.073323         #N/A




Fund Name                                             12/31/95        12/31/94       12/31/93       12/31/88    Inception
Smith Barney Money Market Portfolio                    1.05448          #N/A           #N/A           #N/A                  1
Alliance Growth Portfolio                             1.390916          #N/A           #N/A           #N/A                  1
Smith Barney Total Return Portfolio                   1.344785          #N/A         1.026118         #N/A                  1
Salomon Brothers Total Return Fund                      #N/A            #N/A           #N/A           #N/A                  1
MFS Research Portfolio                                  #N/A            #N/A           #N/A           #N/A                  1
MFS Total Return Portfolio                            1.211673          #N/A           #N/A           #N/A                  1
Smith Barney High Income Portfolio                    1.158285          #N/A           #N/A           #N/A                  1
Smith Barney International Equity Portfolio           1.046587          #N/A           #N/A           #N/A                  1
Smith Barney Large Cap Value Portfolio                1.286335          #N/A           #N/A           #N/A                  1
Van Kampen Enterprise Portfolio                       1.357199          #N/A           #N/A           #N/A                  1
Travelers Managed Income Portfolio                    1.137842          #N/A           #N/A           #N/A                  1
Strategic Stock Portfolio                               #N/A            #N/A           #N/A           #N/A                  1
Smith Barney Large Cap Growth Portfolio                 #N/A            #N/A           #N/A           #N/A                  1
Smith Barney Appreciation Portfolio                   1.432436        1.127423       1.155276         #N/A                  1
Smith Barney Diversified Strategic Income Port.       1.230734        1.075375       1.123378         #N/A                  1
Salomon Brothers Capital Fund                           #N/A            #N/A           #N/A           #N/A                  1
Salomon Brothers Investors Fund                         #N/A            #N/A           #N/A           #N/A                  1
Equity Income Portfolio                                 #N/A            #N/A           #N/A           #N/A                  1
Travelers Disciplined Small Cap Stock Portfolio         #N/A            #N/A           #N/A           #N/A                  1
Van Kampen Emerging Growth                            1.163179          #N/A           #N/A           #N/A                  1
Large Cap Portfolio                                     #N/A            #N/A           #N/A           #N/A                  1
MFS Emerging Growth Portfolio                           #N/A            #N/A           #N/A           #N/A                  1
Franklin Small Cap Investments Fund Class II            #N/A            #N/A           #N/A           #N/A                  1
Templeton International Fund Class II                  1.48805          #N/A         1.351539         #N/A                  1
Smith Barney Equity Index Portfolio Class II          1.753267        1.289849       1.277705         #N/A                  1
American Funds Growth-Income                          3.718126        2.842044       2.831481       167.72%                 1
Alliance Premier Growth Portfolio                     1.716114          #N/A         1.255128         #N/A                  1
VIP II Contrafund - SC                                1.398208          #N/A           #N/A           #N/A                  1
Salomon Brothers Small Cap Growth Fund                  #N/A            #N/A           #N/A           #N/A                  1
Smith Barney Mid Cap Portfolio                          #N/A            #N/A           #N/A           #N/A                  1
Smith Barney Aggressive Growth Portfolio                #N/A            #N/A           #N/A           #N/A                  1
American Funds Growth                                 4.686328        3.574774       3.616885       182.54%                 1
American Funds Global Growth                            #N/A            #N/A           #N/A           #N/A                  1